Comerica Incorporated Third Quarter 2017 Financial Review October 17, 2017 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary

	3Q17	2Q17	3Q16
Diluted income per common share	$1.26	$1.13	$0.84
Net interest income	$546	$500	$450
Net interest margin	*3.29%*	*3.03%*	*2.66%*
Provision for credit losses	24	17	16
Net credit-related charge-offs to average loans	*0.21%*	*0.15%*	*0.13%*
Noninterest income	275	276	272
Noninterest expenses	463	457	493
Restructuring expenses	*7*	*14*	*20*
Net income	226	203	149
Average loans	$48,663	$48,723	$49,206
Average deposits	56,493	57,128	58,065
Efficiency ratio[1]	56.24%	58.63%	68.15%
Return on average common shareholders' equity	11.17	10.26	7.76
Return on average assets	1.25	1.14	0.82
Common equity Tier 1 capital ratio	11.51%[2]	11.51%	10.69
Average diluted shares (millions)	*177*	*179*	*176*

$ in millions, except per share data • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) • [2]Estimated

Comerica Bank

3

Third Quarter 2017 Results

EPS increased 12%

	3Q17	Change From 2Q17	Change From 3Q16
Average loans	$48,663	$ (60)	$ (543)
Average deposits	56,493	(635)	(1,572)
Net interest income	$546	$46	$96
Provision for credit losses	24	7	8
Net credit-related charge-offs	*25*	*7*	*9*
Noninterest income	275	(1)	3
Noninterest expenses[1]	463	6	(30)
Provision for income tax[2]	108	9	44
Net income	226	23	77
Earnings per share (EPS)[3]	$1.26	$0.13	$0.42
Equity repurchases[4]	$139	-0-	$42
Dividend declared	0.30	0.04	0.07

Key QoQ Performance Drivers

- Loans impacted by seasonality
- Interest-bearing deposits decline, partly offset by increase in noninterest-bearing
- Net interest income grew 9% with higher interest rates, $13MM increase in nonaccrual interest recoveries & one additional day in the quarter
- Credit quality continued to be strong
- Noninterest income stable with higher card fees & BOLI income, offset by lower fiduciary, warrant & derivative income
- Expenses reflect increase in temporary labor, technology costs & higher outside processing (card volume), partly offset by lower restructuring charges
- Continued active capital management. Returned $192MM to shareholders including dividend increase of 15%

$ in millions, except per share data • 3Q17 compared to 2Q17 • [1]Included restructuring charge of $7MM ($0.02 per share, after tax) in 3Q17, $14MM ($0.05 per share, after tax) in 2Q17 & $20MM ($0.07 per share, after tax) in 3Q16 • [2]Included tax benefits of $2MM ($0.01 per share) and $5MM ($0.03 per share) from employee stock transactions for 3Q17 & 2Q17, respectively. • [3]EPS based on diluted income per share • [4]3Q17 repurchases under the equity repurchase program

Comerica Bank

4

Average Loans Stable

Loan yields up 35 basis points


Total Loans
($ in billions)
Loan Yields
49.2
48.9
47.9
48.7
48.7
49.4
49.2
3.33
3.36
3.57
3.74
4.09
3Q16
4Q16
1Q17
2Q17
3Q17
2Q17
3Q17
Average Balances
Period-end

Average loans stable

+ $194MM Mortgage Banker Finance
+ $115MM Environmental Services
+ $113MM Technology & Life Sciences
- $224MM National Dealer Services
- $210MM General Middle Market
- $135MM Commercial Real Estate

Loan yield +35 bps

+ 19 bps higher rates
+ 11 bps nonaccrual interest recoveries
+ 3 bps 2Q17 lease residual value adjustment
+ 2 bps other portfolio dynamics

3Q17 compared to 2Q17

Comerica Bank

5

Average Deposits Declined While Period-end Increased

Rates remained relatively stable


Total Deposits
($ in billions)
Deposit Rates¹
58.1
59.6
57.8
57.1
56.5
56.8
57.8
0.14
0.14
0.14
0.15
0.16
3Q16
4Q16
1Q17
2Q17
3Q17
2Q17
3Q17
Average Balances
Period-end

Average deposits declined 1%

- $409MM Commercial Real Estate
- $301MM US Banking
- $254MM International
- $150MM Technology & Life Sciences
+ $457MM General Middle Market

Average noninterest-bearing deposits increased $316MM

Loan to Deposit Ratio[2] of 85%

Continue to prudently manage deposit pricing

3Q17 compared to 2Q17 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/17

Comerica Bank

6

Securities Portfolio Stable

Replaced prepays at slightly higher yield


Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.4 12.3 12.2 12.2 12.2 12.4 12.3
9.4 9.4 9.3 9.3 9.4 9.4 9.5
2.01 2.01 2.02 2.06 2.06
3Q16 4Q16 1Q17 2Q17 3Q17
Average Balances
2Q17 3Q17
Period-end

Duration of 3.2 years[1]

- Extends to 3.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $24MM[2]

Net unamortized premium of $23MM[3]

GNMA ~56% of MBS portfolio

9/30/17 • [1]Estimated as of 9/3017. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

7

Net Interest Income Increased $46MM, or 9%

NIM increased 26 basis points


Net Interest Income
($ in millions)
NIM
450 455 470 500 546 1,342 1,516
2.66 2.65 2.86 3.03 3.29 2.74 3.06
3Q16 4Q16 1Q17 2Q17 3Q17
YTD 3Q16
YTD 3Q17

$500MM	2Q17	3.03%
+47MM	Loan impacts: + $23MM higher rates (+14 bps) + $13MM nonaccrual interest recoveries (+8 bps) + $ 5MM 1 more day + $ 4MM 2Q17 lease residual adj. (+2bps) + $ 2MM other portfolio dynamics	+0.26
+ 3MM	Fed Deposits: Higher Fed Funds rate	+0.02
- 2MM	Deposit cost: Higher rates on larger MMIAs	-0.01
- 2MM	Wholesale funding: Higher rates & balance	-0.01
$546MM	3Q17	3.29%

3Q17 compared to 2Q17

Comerica Bank

8

Credit Quality Strong

Criticized, nonaccrual & gross charge-offs declined

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of Total Loans
772
771
754
753
753
1.48
1.49
1.47
1.43
1.45
3Q16
4Q16
1Q17
2Q17
3Q17

Criticized Loans[1]

($ in millions)



NALs
Criticized as a % of Total Loans
Normal Criticized loans ~8%[2]
3,261
2,856
2,636
2,492
2,434
6.6
5.8
5.5
5.0
5.0
631
582
521
493
444
3Q16
4Q16
1Q17
2Q17
3Q17

Portfolio Credit Metrics

$ in millions	Energy	Ex-Energy	Total
Total loans	$2,077	$47,132	$49,209
% of total CMA	*4%*	*96%*	*100%*
Criticized[1]	$627	$1,807	$2,434
Ratio	30%	4%	5%
Q/Q change	*$(142)*	*$84*	*$(58)*
Nonaccrual	$167	$277	$444
Ratio	8.1%	0.6%	0.9%
Q/Q change	*$(58)*	*$9*	*$(49)*
Gross charge-offs	$10	$27	$37
Q/Q change	*(3)*	*1*	*(2)*
Less: Recoveries	1	11	12
Q/Q change	*(10)*	*1*	*(9)*
Net charge-offs[3]	9	16	25
Ratio[4]	1.71%	0.14%	0.21%

9/30/17 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]"Normal" estimates are based on internal historical analysis & management judgement • [3]Net credit-related charge-offs • [4]Net credit-related charge-offs (annualized) to average loans

Comerica Bank

9

Noninterest Income Stable

GEAR Up success evident in card fee growth

Noninterest Income

($ in millions)



272
267
271
276
275
784
822
3Q16
4Q16
1Q17
2Q17
3Q17
YTD 3Q16
YTD 3Q17

- \+ $ 5MM Card fees
- \- $ 3MM Fiduciary income
- \- $ 2MM Customer derivative income (Other)

- \+ $ 3MM Bank-owned life insurance
- \- $ 3MM Principal investing & warrants (Other)

GEAR Up remained on track[1]
YTD customer-driven fees increased $32MM

3Q17 compared to 2Q17 • [1]Estimated as of 10/17/17

Comerica Bank

10

Noninterest Expenses Well Controlled

Efficiency ratio improves to 56%

Noninterest Expenses

($ in millions)



Restructuring
493
20
461
20
457
11
457
14
463
7
1,469
73
1,377
32
3Q16
4Q16
1Q17
2Q17
3Q17
YTD 3Q16
YTD 3Q17

+ $ 6MM Salaries & benefits
  + Temporary contract labor
  + One additional day
+ $ 5MM Technology (Software & Equipment)
+ $ 4MM Outside processing fees (card-driven)
- $ 7MM Restructuring

GEAR Up savings remained on track[1]

Efficiency Ratio[2]

(In percentage points)



68.15
63.58
61.63
58.63
56.24
3Q16
4Q16
1Q17
2Q17
3Q17

3Q17 compared to 2Q17 • [1]Estimated as of 10/17/17 • [2]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

11

Active Capital Management

Continue to return excess capital to shareholders & increased dividend

Share Activity in 3Q17

- Completed 3Q17 share repurchase
  - 2.0MM shares repurchased ($139MM)
- 220K shares issued from employee stock activity
  - $2MM tax benefit from employee stock transactions

2017 CCAR Capital Plan (3Q17-2Q18)

- Equity repurchases up to $605 million[1]
- Dividend increased 15% to $0.30 per share (paid 10/1/17)

Increasing Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
137
40
97
139
40
99
147
42
105
185
46
139
192
53
139
3Q16
4Q16
1Q17
2Q17
3Q17

Dividends Per Share Growth



0.68
0.79
0.83
0.89
1.20
2013
2014
2015
2016
3Q17 Annualized

9/30/17 • [1]Shares repurchased under equity repurchase program

Comerica Bank

12

Benefit from Rate Increases

Balance sheet well positioned for rising rates

FY17 Estimated Additional Net Interest Income[1]

June '17	Fed Funds +25 bps Deposit Beta ~10%	~$40MM
Mar '17	Fed Funds +25 bps Deposit Beta -0-	~$65MM
Dec '16	Fed Funds +25 bps Deposit Beta -0-	~$85MM
TOTAL FY17	**~10%+ increase over 2016 net interest income**	**~$190MM**

Outcome may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs

Loan Portfolio

($ in billions; Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~15%
30-day LIBOR ~60%
Total $48.7

Funding Profile

($ in billions; Period-end)



Noninterest-bearing Deposits $32.4 46%
Interest-bearing Deposits $25.4 36%
Wholesale Debt $5.1 7%
Equity $8.0 11%
Total $70.9

9/30/17 • Outlook as of 10/17/17 • [1]Assumes 25 bps increase in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

13

GEAR Up: Growth in Efficiency And Revenue

Careful execution driving 2019 savings & revenue opportunities

	Year	Incremental	Total
Expense Benefits	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	~$ 15MM	~$215MM
Revenue Benefits	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	~$ 20MM	~$ 90MM
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	~$47MM	~$140MM
	2018	~$45-55MM	~$185-195MM

2019 Revenue enhancements

- Proven tactics to drive further growth & deeper customer relationships
  - Training & new analytics
  - Sales force productivity tools result in additional capacity

2019 Expense opportunities

- Rationalize & modernize IT applications
  - Optimize infrastructure platforms
  - Process automation
  - Migrate certain applications to cloud
- Office & operational space consolidation

Restructuring expense

- Revised estimates based on
  - Refined calculations
  - Additional benefits expected in 2019 & beyond
- Restructuring expenses will end at FYE18

Pre-tax $ • Estimates and outlook as of 10/17/17

Comerica Bank

14

Outlook as of 10/17/17 GEAR Up initiative incorporated into this Outlook Average loans ? ~1% increase ? Seasonal growth in National Dealer & decline in Mortgage Banker ? Growth in general Middle Market, Corporate Banking & Technology and Life Sciences Net interest income ? Lower nonaccrual interest recoveries, partly offset by loan growth Provision ? Provision of 20-25 bps & net charge-offs to remain low Noninterest income ? Continued execution of GEAR Up opportunities in treasury management, card, & fiduciary ? Offset by lower non-customer income, such as bank-owned life insurance Noninterest expenses ? Restructuring expenses of ~$15MM (3Q17 $7MM) ? Increases in items tied to revenue growth, such as outside processing & advertising expenses Income taxes ? ~33% of pre-tax income (assuming no further tax benefit from employee stock transactions) Management Outlook 4Q17 compared to 3Q17 Assuming continuation of current economic & low rate environment 15 Appendix

Loans by Business and Market

By Line of Business	3Q17	2Q17	3Q16
Middle Market			
General	$11.9	$12.1	$12.0
Energy	2.1	2.0	2.6
National Dealer Services	6.9	7.1	6.3
Entertainment	0.6	0.7	0.7
Tech. & Life Sciences	3.3	3.2	3.1
Environmental Services	1.0	0.9	0.9
Total Middle Market	$25.8	$25.9	$25.6
Corporate Banking			
US Banking	3.2	3.1	2.9
International	1.5	1.5	1.7
Mortgage Banker Finance	2.0	1.8	2.5
Commercial Real Estate	5.1	5.3	5.5
BUSINESS BANK	**$37.6**	**$37.6**	**$38.2**
Small Business	3.8	3.8	3.9
Retail Banking	2.1	2.1	2.0
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.3	5.3	5.1
WEALTH MANAGEMENT	**$5.3**	**$5.3**	**5.1**
TOTAL	**$48.7**	**$48.7**	**$49.2**

By Market	3Q17	2Q17	3Q16
Michigan	$12.6	$12.7	$12.3
California	17.9	18.2	17.8
Texas	10.0	10.0	10.6
Other Markets[1]	8.2	7.8	8.5
TOTAL	**$48.7**	**$48.7**	**$49.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

17

Deposits by Business and Market

By Line of Business	3Q17	2Q17	3Q16
Middle Market			
General	$14.5	$14.0	$14.7
Energy	0.7	0.7	0.6
National Dealer Services	0.4	0.3	0.3
Entertainment	0.1	0.2	0.2
Tech. & Life Sciences	5.5	5.7	6.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$21.3	$21.0	$22.1
Corporate Banking			
US Banking	1.9	2.2	$2.7
International	2.1	2.4	2.3
Mortgage Banker Finance	0.8	0.7	0.8
Commercial Real Estate	2.0	2.4	2.1
BUSINESS BANK	**$28.1**	**$28.7**	**$30.0**
Small Business	3.1	3.1	3.3
Retail Banking	20.8	20.8	20.4
RETAIL BANK	**$23.9**	**$23.9**	**$23.7**
Private Banking	4.1	4.1	4.0
WEALTH MANAGEMENT	**$4.1**	**$4.1**	**$4.0**
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$56.5**	**$57.1**	**$58.1**

By Market	3Q17	2Q17	3Q16
Michigan	$21.6	$21.7	$21.9
California	17.3	17.3	17.7
Texas	9.4	9.6	9.9
Other Markets[1]	7.7	8.1	8.2
Finance/ Other[2]	0.4	0.4	0.4
TOTAL	**$56.5**	**$57.1**	**$58.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

18

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q17 Standard Model

($ in millions)



~95
~150
~195
~195
~215
~255
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth

9/30/17 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

19

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Office 8%
Single Family 8%
Multi use 3%
Land Carry 4%
Other 7%
Multifamily 47%
Retail 10%
Commercial 13%
Total $4,440

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Other 4%
Other 24%
Austin 7%
Houston 8%
Dallas 13%
Texas 32%
California 44%
Total $4,440

Period-end Loans[2]

($ in billions)



5.4
5.3
5.3
5.2
5.2
3Q16
4Q16
1Q17
2Q17
3Q17

Criticized Loans[3]

($ in millions)



% CMA Loans Criticized
% CRE Criticized
6.6%
5.8%
5.5%
5.0%
5.0%
46
49
73
96
120
0.9%
0.9%
1.4%
1.9%
2.3%
3Q16
4Q16
1Q17
2Q17
3Q17

Net Charge-offs (Recoveries)

($ in millions)



1
(2)
-
(2)
-
3Q16
4Q16
1Q17
2Q17
3Q17

9/30/17 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

4,605 4,385 4,151 4,175 4,095 52% 50% 45% 47% 48% 3Q16 4Q16 1Q17 2Q17 3Q17 Total Commitments Utilization Rate Energy Line of Business Criticized Loans1 ($ in millions) Energy Line of Business Loans ($ in millions; Period-end) 378 328 266 225 167 1,473 1,155 871 769 627 3Q16 4Q16 1Q17 2Q17 3Q17 NALs Energy Line of Business Credit quality continues to improve; balances stable 9/30/17 ? 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories ? 2Outlook as of 10/17/17 Mixed 18% ? Maintain granular portfolio: ~180 customers ? Loans decreased 15% since 9/30/16 ? Loans up slightly at period-end due to reduced asset sales & capital markets activity ? Fall redeterminations: borrowing bases expected to be flat to slightly increase2 ? 93% of nonaccrual loans current on interest 21 352 374 327 346 308 332 289 268 258 239 1,773 1,587 1,360 1,443 1,530 2,457 2,250 1,955 2,047 2,077 3Q16 4Q16 1Q17 2Q17 3Q17 Midstream Services Exploration & Production 1, 48 3 1, 50 7 1, 99 6 2, 09 4 1, 73 7 1, 81 5 1, 60 5 1, 10 9 88 6 1, 31 9 1, 59 5 1, 39 7 1, 39 9 2, 08 9 2, 13 6 1, 74 2 1, 67 4 2, 14 5 2, 54 4 2, 35 2 1, 45 0 1, 78 0 1, 97 4 200 300 400 500 600 700 800 900 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Actual MBA Mortgage Origination Volumes 9/30/17 ? 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/12/17; 3Q17 also estimated ? 2$ in billions Average Loans ($ in millions) Mortgage Banker Finance 50+ years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1 ($ in billions) 1,2 ? Provide warehouse financing: bridge from residential mortgage origination to sale to end market ? Extensive backroom provides collateral monitoring and customer service ? Focus on full banking relationships ? Granular portfolio with 100+ relationships ? Underlying mortgages are typically related to home purchases as opposed to refinances As of 3Q17: ? Comerica: 82% purchase ? Industry: 69% purchase1 ? Strong credit quality ? No charge-offs since 2010 ? Period-end loans declined $270MM to $2.2B compared to 2Q17, due to seasonality 22 465 370 345 445 443 355 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Purchase Refinance

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)


Honda/Acura 13%
Ford 9%
GM 9%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 12%
Other[1] 12%
Toyota/Lexus 15%
Total $6.9B

Geographic Dispersion

California	61%	Texas	7%
Michigan	21%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)


Floor Plan
1Q12 3.8 1.9
2Q12 4.3 2.3
3Q12 4.3 2.3
4Q12 4.6 2.5
1Q13 4.9 2.8
2Q13 5.1 3.1
3Q13 4.9 2.9
4Q13 5.3 3.2
1Q14 5.3 3.2
2Q14 5.7 3.5
3Q14 5.5 3.2
4Q14 5.7 3.4
1Q15 5.9 3.5
2Q15 6.0 3.6
3Q15 6.0 3.5
4Q15 6.2 3.7
1Q16 6.2 3.8
2Q16 6.5 4.0
3Q16 6.3 3.8
4Q16 6.6 4.0
1Q17 6.8 4.1
2Q17 7.1 4.3
3Q17 6.9 3.9

9/30/17 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~215 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans

($ in billions)


Equity Fund Services
2014 2.5 0.6
2015 3.1 1.1
2016 3.2 1.4
1Q17 3.2 1.6
2Q17 3.2 1.7
3Q17 3.3 1.9

Customer Segment Overview

(based on period-end loans)


Equity Fund Services ~60%
Leveraged Finance ~10%
Early Stage ~10%
Growth ~15%
Late Stage ~5%
Total $3.5B

9/30/17

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	--
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	A+
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 10/12/17 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank®

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Comerica Bank®